                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-78465 and No. 333-46724) of Cheap Tickets, Inc. of our report dated February 6, 2001 relating to the financial statements, which appears in this Annual Report on Form 10-K.

                                          PricewaterhouseCoopers LLP
Honolulu, Hawaii
March 30, 2001